Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 11—SHAREHOLDERS' EQUITY

Common Stock

During the years ended December 31, 2011, 2010, and 2009, the Company issued 121,143; 2,539,317; and 1,886,200 shares, respectively, of the Company's common stock in correlation with share-based compensation which had fully vested to certain senior management and officers of Company.

During the year ended December 31, 2010, the Company issued 10,832,076 shares of common stock in open market transactions at an average price of $3.57 per share pursuant to an "At the Market" sales agreement (ATM) we have with our sales agent for total new proceeds of approximately $38.7 million. Sales of shares of our common stock by our sales agent have been made in privately negotiated transactions or in any method permitted by law deemed to be an "At The Market" offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices, including sales made directly on the NYSE Amex or sales made through a market maker other than on an exchange. Our sales agent has made all sales using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between our sales agent and us.

On October 27, 2010, at the annual stockholders' meeting, shareholders approved an amendment to the Company's Certificate of Incorporation that increased the Company's authorized number of shares of Common Stock to 150,000,000 and approved the Magnum Hunter Resources Corporation Stock Incentive Plan, an amendment and restatement of the Company's 2006 Stock Incentive Plan which included increasing the authorized shares to be issued under the plan to 15,000,000.

On December 31, 2010, the Company issued 2,255,046 shares of common stock valued at approximately $17.1 million based on the closing stock price of $7.58 as consideration in the first closing of the PostRock acquisition.

During the year ended December 31, 2011, the Company issued 1,713,598 shares of common stock in open market transactions at an average price of $8.27 per share pursuant to an "At the Market" sales agreement (ATM) as described above.

On January 14, 2011, the Company issued 946,314 shares of common stock valued at approximately $7.5 million based on a closing stock price of $7.97 as consideration on the closing of the second phase of the PostRock acquisition.

On April 13, 2011, the Company issued 6,635,478 shares of common stock valued at approximately $53 million based on a closing stock price of $7.99 as consideration on the closing of the acquisition of NGAS. In connection with the NGAS acquisition, the Company issued 350,626 shares of common stock valued at approximately $2.8 million to NGAS employees as change in control payments.

On May 3, 2011, the Company issued 38,131,846 shares of common stock valued at approximately $282.2 million based on a closing stock price of $7.40 as consideration on the closing of the acquisition of NuLoch.

During the year ended December 31, 2011, the Company issued 582,127 common shares upon the exchange of exchangeable shares of MHR Exchangeco Corporation, an indirect wholly-owned Canadian subsidiary of the Company which we originally issued as part of the NuLoch Acquisition.

Exchangeable Common Stock

On May 3, 2011, in connection with the acquisition of NuLoch, the Company issued 4,275,998 exchangeable shares of MHR Exchangeco Corporation, which are exchangeable for shares of the Company at a one for one ratio. The shares of MHR Exchangeco Corporation were valued at approximately $31.6 million. Each exchangeable share is exchangeable for one share of our common stock at any time after issuance at the option of the holder and will be redeemable at the option of the Company, through Exchangeco, after one year or upon the earlier of certain specified events. During the nine months ended September 30, 2011, 582,127 of the exchangeable shares have been exchanged for common shares of the Company. As of December 31, 2011, 3,693,871 exchangeable shares were outstanding.

Common Stock Warrants

During 2006, the Company issued 871,500 warrants to purchase an equal number of shares of the Company's common stock at an exercise price of $3.00 per share in conjunction with private placement sales of common stock. The warrants have a term of five years from the date of issuance. The Company also issued 326,812 warrants to purchase an equal number of shares of the Company's common stock at an exercise price of $3.00 per share along with a cash payment for commission fees.

In association with common stock sales on November 5, 2009, the Company issued 457,982 common stock warrants. Each warrant issued to a purchaser has a term of 3 years and (i) is exercisable for one share of the Company's common stock at any time after the shares of common stock underlying the warrant are registered with the SEC for resale pursuant to an effective registration statement, which was June 12, 2010, (ii) has a cash exercise price of $2.50 per share of the Company's common stock, and (iii) upon notice to the holder of the warrant, is redeemable by the Company for $0.01 per share of the Company's common stock underlying the warrant if (a) the Registration Statement as filed with the SEC is effective and (b) the average trading price of the Company's common stock as traded and quoted on the NYSE Amex equals or exceeds $3.75 per share for at least 20 days in any period of 30 consecutive days.

On November 16, 2009, the Company issued 1,280,744 common stock warrants. The warrants, which represent the right to acquire an aggregate of up to 1,280,744 common shares, will be exercisable at any time on or after May 17, 2010 and have a term of 3 years, at an exercise price of $2.50 per share, which was 145% of the closing price of the Company's common shares on the NYSE AMEX on November 11, 2009.

During the year ended December 31, 2010, 251,500 of our $3.00 common stock warrants, 1,562,504 of our $2.50 common stock warrants, and 5,722,650 of our $2.00 common stock warrants were exercised for total combined proceeds of approximately $16.1 million and 78,000 of our $2.00 common stock warrants expired.

During the year ended December 31, 2011, 771,812 of our $3.00 common stock warrants and 42,045 of our $2.50 common stock warrants were exercised for total combined proceeds of approximately $2.4 million, and 15,000 of our $3.00 common stock warrants expired.

On April 13, 2011, at the time of the NGAS acquisition, NGAS had 4,609,038 warrants outstanding which were converted, based on the exchange ratio of 0.0846, to 389,924 warrants exercisable for Magnum Hunter common stock. The warrants had a cash out option, which remained available to the holder for 30 days from the date of the acquisition, based on fair market value of the warrants at April 13, 2011. The Company paid cash of $1.0 million upon exercise of the cash out option on the warrants exercisable for 251,536 shares of the Company's common stock. At December 31, 2011, common stock warrants exercisable for 138,388 shares of the Company's common stock, valued at approximately $190,000 were outstanding. The warrants consisted of 97,780 warrants with an exercise price of $15.13 and 40,608 warrants with an exercise price of $19.04.

On August 13, 2011, the Company declared a dividend to be paid in the form of one common stock warrant for every ten shares held by holders of record of our common stock and exchangeable shares of MHR Exchangeco Corporation on August 31, 2011. The Company issued 12,875,093 common stock warrants to common stock holders and 378,174 warrants to holders of MHR Exchangeco Corporation exchangeable shares. Each warrant entitles the holder to purchase one share of the Company's common stock for an initial exercise price of $10.50 and expires on October 14, 2013. The fair market value of the warrants was $6.9 million. The warrants were accounted in additional paid-in capital rather than as a reduction of retained earnings because the Company has an accumulated deficit position.

A summary of warrant activity for the years ended December 31, 2011, 2010, and 2009 is presented below:

	2011		2010		2009
	Shares	Weighted - Average Exercise Price	Shares	Weighted - Average Exercise Price	Shares	Weighted - Average Exercise Price
Outstanding at beginning of year	963,034	$2.91	8,577,688	$2.15	6,838,962	$2.15
Granted	13,391,655	$10.56	—	$—	1,738,726	$2.50
Exercised, forfeited, or expired	(828,857)	$2.97	(7,614,654)	$2.14	—	$—

Outstanding at end of year	13,525,832	$10.48	963,034	$2.91	8,577,688	$2.22
Exercisable at end of year	13,525,832	$10.48	963,034	$2.91	6,838,962	$2.15

At December 31, 2011, the aggregate intrinsic value for warrants was $388 ,000 million; and the weighted average remaining contract life was 1.79 years.

Series B Redeemable Convertible Preferred Stock

In connection with the Triad Acquisition and pursuant to the related Bankruptcy Order on February 12, 2010, we issued in the aggregate 4,000,000 shares of our Series B Preferred Stock, with an aggregate liquidation preference of $15 million to the secured creditors of the Triad entities as partial consideration for the Triad Acquisition. These holders of Series B Preferred were secured creditors of Triad Hunter in its Chapter 11 bankruptcy proceeding and the Series B Preferred was issued to them in partial satisfaction of their secured claims against Triad Hunter. The Series B Preferred Stock ranked senior to the Company's common stock and to the Company's 10.25% Series C Cumulative Perpetual Preferred Stock. Pursuant to the Certificate of Designation for the Series B Preferred Stock (the "Certificate of Designation"), the Series B Preferred Stock was entitled to dividends at a rate of 2.75% per annum payable quarterly (i) in shares of Series B Preferred Stock or (ii) subject to the receipt of any required consent under the Company's senior credit facility, in cash. In addition, the Series B Preferred Stock had a liquidation preference equal to the greater of (i) $3.75 per share, plus accrued and unpaid dividends, or (ii) the amount payable per share of common stock which the holder of Series B Preferred Stock would have received if such Series B Preferred Stock had been converted to common shares immediately prior to the liquidation event, plus accrued and unpaid dividends. At any time prior to the twentieth anniversary of the original issuance of Series B Preferred Stock, the holders of shares of Series B Preferred Stock could convert any or all of their Series B Preferred Stock into shares of the Company's common stock at a conversion ratio of one share of Series B Preferred Stock to one share of common stock, subject to certain adjustments. At any time following the second anniversary of the original issuance of Series B Preferred and prior to the twentieth anniversary of such original issuance, the holders of shares of Series B Preferred stock could tender their shares for redemption to the Company for a redemption price of $3.75 per Series B share, as adjusted. In addition, the Company could redeem the Series B Preferred Stock at a price of $3.75 per share, plus accrued and unpaid dividends, (a) at any time following February 12, 2012, or (b) if the average trading price of the Common Stock equaled or exceeded $4.74 per common share, as adjusted, for five consecutive trading days.

In June 2010, the Company redeemed 3,000,000 shares of our Series B Preferred Stock for a cash payment of approximately $11.3 million, and 1,000,000 shares of the Series B Preferred Stock were converted into 1,000,000 shares of our common stock. In June 2010, the Company retired the Series B Preferred Stock.

Series C Cumulative Perpetual Preferred Stock

On December 13, 2009, the Company sold 214,950 shares of our 10.25% Series C Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference $25.00 per share (the " Series C Preferred Stock ") for net proceeds of $5.1 million. The Series C Preferred Stock cannot be converted into common stock of the Company, but may be redeemed by the Company, at the Company's option, on or after December 14, 2011 for par value or $25.00 per share. In the event of a change of control of the Company, the Series C Preferred Stock will be redeemable by the holders at $26.00 per share during the first twelve months after December 14, 2009, $25.50 during the second twelve months after December 14, 2009, and $25.00 thereafter, except in certain circumstances when the acquirer is considered a qualifying public company. The Company will pay cumulative dividends on the Series C Preferred Stock at a fixed rate of 10.25% per annum of the $25.00 per share liquidation preference.

During the year ended December 31, 2010, the Company sold 2,594,506 shares of the Series C Preferred Stock under our ATM agreement for net proceeds of $63.4 million.

During the year ended December 31, 2011, the Company sold 1,190,544 shares of our 10.25% Series C Cumulative Perpetual Preferred Stock, under our ATM sales agreement for net proceeds of $29.1 million. The sales during the year ended December 31, 2011 have fully subscribed the authorized 4,000,000 shares of Series C Cumulative Perpetual Preferred Stock. During the year ended December 31, 2011, the Company paid dividends of $10.2 million to holders of our Series C Cumulative Perpetual Preferred Stock. The Series C Preferred Stock cannot be converted into common stock of the Company but may be redeemed by the Company, at the Company's option, on or after December 14, 2011. The Series C Preferred Stock is recorded as temporary equity because a forced redemption, upon certain circumstances as a result of a change in control of the Company, is outside the Company's control.

Series D Cumulative Preferred Stock

During the year ended December 31, 2011, the Company sold 1,437,558 shares of our 8.0% Series D Cumulative Preferred Stock with a liquidation preference of $50.00 per share, of which 400,000 were sold in an underwritten offering and 1,037,558 were sold under the ATM sales agreement, for net proceeds of $65.9 million. The Series D Preferred Stock cannot be converted into common stock of the Company but may be redeemed by the Company, at the Company's option, on or after March 14, 2014 for par value or $50.00 per share or in certain circumstances prior to such date as a result of a change in control of the Company. The Company pays cumulative dividends on the Series D Preferred Stock at a fixed rate of 8.0% per annum of the $50.00 per share liquidation preference. During the year ended December 31, 2011, the Company paid dividends of $3.8 million to holders of our Series D Cumulative Preferred Stock.

A summary of dividends paid by the Company for the years ended December 31, 2011, 2010, and 2009 is presented below:

	(in thousands)
	2011	2010	2009
Dividend on Series B Preferred Stock	—	(131)	—
Dividend on Series C Preferred Stock	$(10,248)	(2,336)	(26)
Dividend on Series D Preferred Stock	(3,759)	—	—

Total dividends on Preferred Stock	(14,007)	(2,467)	(26)

Treasury Stock

On February 23, 2010 a total of 761,652 shares of common stock with a carrying value of $1,310,357, which were previously issued as a performance deposit on the Triad acquisition, were returned to the Company and are now held as treasury shares.

 Unearned Common Stock in KSOP

During the year ended December 31, 2010, the Company loaned 153,300 shares of our common stock to the KSOP plan at a total cost of $603,613.

Noncontrolling Interests

In connection with the Williston Basin acquisition in 2008, the Company entered into equity participation agreements with the lenders pursuant to which the Company agreed to pay to the lenders an aggregate of 12.5% of all distributions paid to the owners of PRC Williston, which at this time is majority owned by Magnum Hunter Resources. The equity participation agreements were valued at $3,401,655 and accounted for as a noncontrolling interest in PRC Williston.

	(in thousands)
	2011	2010	2009
Noncontrolling interest at beginning of period	$1,450	$1,321	$1,385
NGAS Acquisition	497	—	—
Income/(Loss) to noncontrolling interest	249	129	(64)

Noncontrolling interest at end of period	$2,196	$1,450	$1,321